Exhibit (c)(19)

                                                   STRICTLY PRIVATE & CONFIDENTIAL  Project O2  Downside Analysis  March 4th, 2019

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Key Takeaways

Detailed Leverage Analysis

- We analyzed leverage multiples assuming a downside scenario including:
  - 5% annual decline in Ignite admissions revenue, all of which flows through to EBITDA
  - 5% annual decline in food, beverage, and merchandise revenue, assuming a 30% EBITDA margin
  - 5% increase in purse money to teams, all of which comes out of the tracks' allocation
  - 2% decline in NASCAR sponsorship revenue, assuming an 80% EBITDA margin
- Assumes a $44 per share purchase price and buyout for cash of all Brian France shares
- Assuming a Sensitivity Case including the downside scenario and implementation of levers to decrease leverage (including synergies, capital expenditures phased down to ~$100mm in 2020 and capped at $80mm in 2021+, dividends to the France family cut to $25mm in 2020 and to $20mm in 2021+ and proceeds from asset sales of $150mm in 2021 and $150mm in 2022), Nova can delever to:
  - 1.2x gross leverage by 2024 assuming all debt at L+325
  - 1.4x gross leverage by 2024 assuming all debt at L+450
  - No leverage by 2024 assuming $500mm of equity
- Without these levers, assuming the "worst-case scenario" ("Downside Case"), Nova can delever to:
  - 3.6x gross leverage by 2024 assuming all debt at L+325
  - 3.8x gross leverage by 2024 assuming all debt at L+450
  - 1.7x gross leverage by 2024 assuming $500mm of equity and remainder of debt at L+325
  - 1.9x gross leverage by 2024 assuming $500mm of equity and remainder of debt at L+420
- In the Baseline Case Nova ends 2024 with 1.5x gross leverage (assuming all debt at L+325) and 1.6x gross leverage (assuming all debt at L+450)
- Nova reduces leverage by approximately 0.5x turns of EBITDA annually; if media rights after 2024 were reduced by 25%, Nova's leverage would remain relatively flat commencing in 2025 but would still delever at about 0.4x thereafter

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

2

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

Selected Key Risks to Ignite Standalone Value

INVESTMENT BANKING DIVISION

- **Event attendance trends could continue their long-term downward trend** – Ignite admissions revenue is half what it was ten years ago ($236 million in 2008, $112 million in 2018)
- **Viewership continues to decline** at a materially worse rate than other sports (down 45% since 2005)
- **More sponsors could fail to renew their agreements**, and new sponsors could sign agreements at lower rates (as happened in many recent sponsorship losses, or recent notable losses such as DC Solar)
- **Capital expenditure requirements could be significantly larger than expected** in order to modernize the rest of the tracks outside of Daytona and Phoenix
- **Media rights after 2025 could renew at lower amounts** given viewership trends in the sport and lack of profitability from Fox / Comcast perspective
- **Teams could demand larger share of media rights** after 2020, decreasing Ignite's share and therefore its profitability
- Sanction agreement renewal after 2021 could negatively impact the economics of the sport and operating the tracks
- Shift to electrification and ride-sharing could **divert car manufacturer dollars away from motorsports** and into research & development of new cars and new services
- **High leverage and non-investment grade** credit profile increase risk to the shareholders
- **Existing litigation** may create additional expense
- **Standalone Ignite earnings for 2019 could be lower than forecast**, as they have been for each of the last five years
- **Nova tax profile may change** due to change in laws or change in accelerated depreciation rules

3

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

Financial Profile

INVESTMENT BANKING DIVISION

Baseline Case || $44 / Share || All Debt L+325

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 326	$ 345	$ 368	$ 401	$ 426	$ 438	$ 450	6.6 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*22.3 %*	*23.1 %*	*24.0 %*	*25.0 %*	*25.5 %*	*25.2 %*	*24.9 %*	

Free Cash Flow				H1 2019E	H2 2019E					
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$173	$173	$ 368	$ 401	$ 426	$ 438	$ 450
(-) Net Interest Expense					(43)	(80)	(73)	(65)	(55)	(44)
(-) Cash Taxes					(14)	(35)	(44)	(51)	(54)	(59)
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(118)	(112)	(105)	(105)	(107)
(-) Dividends					(15)	(30)	(30)	(30)	(30)	(30)
Levered Free Cash Flow					$ 32	$ 105	$ 142	$ 176	$ 194	$ 211
% Conversion					*18.7 %*	*28.5 %*	*35.5 %*	*41.2 %*	*44.2 %*	*46.8 %*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,519	$ 1,486	$ 1,381	$ 1,239	$ 1,063	$ 869	$ 658
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,419	$ 1,386	$ 1,281	$ 1,139	$ 963	$ 769	$ 558
Gross Leverage	*4.7 x*	*4.3 x*	*3.7 x*	*3.1 x*	*2.5 x*	*2.0 x*	*1.5 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

4

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Baseline Case || $44 / Share || All Debt L+450
($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 326	$ 345	$ 368	$ 401	$ 426	$ 438	$ 450	6.6 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*22.3 %*	*23.1 %*	*24.0 %*	*25.0 %*	*25.5 %*	*25.2 %*	*24.9 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$173	$173	$ 368	$ 401	$ 426	$ 438	$ 450
(-) Net Interest Expense					(53)	(99)	(91)	(82)	(71)	(58)
(-) Cash Taxes					(12)	(30)	(39)	(46)	(50)	(55)
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(118)	(112)	(105)	(105)	(107)
(-) Dividends					(15)	(30)	(30)	(30)	(30)	(30)
Levered Free Cash Flow					$ 25	$ 91	$ 129	$ 163	$ 182	$ 200
% Conversion					*14.6 %*	*24.7 %*	*32.1 %*	*38.3 %*	*41.5 %*	*44.5 %*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,519	$ 1,493	$ 1,402	$ 1,273	$ 1,110	$ 928	$ 728
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,419	$ 1,393	$ 1,302	$ 1,173	$ 1,010	$ 828	$ 628
Gross Leverage	*4.7 x*	*4.3 x*	*3.8 x*	*3.2 x*	*2.6 x*	*2.1 x*	*1.6 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

5

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $44 / Share || All Debt L+325 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E  2020E  2021E  2022E  2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (43)  (83)  (80)  (77)  (73)  (69)      (-) Cash Taxes            (12)  (25)  (20)  (21)  (20)  (21)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (15)  (30)  (30)  (30)  (30)  (30)      Levered Free Cash Flow            $ 24  $ 19  $ 70  $ 83  $ 89  $ 93      % Conversion           PF   14.6%  5.9%  22.4%  26.4%  28.0%  29.2 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,519  $ 1,495  $ 1,475  $ 1,406  $ 1,322  $ 1,233  $ 1,140      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 1,419  $ 1,395  $ 1,375  $ 1,306  $ 1,222  $ 1,133  $ 1,040      Gross Leverage          4.8 x  4.6 x  4.5 x  4.5 x  4.2 x  3.9 x  3.6 x      Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $75mm fees and expenses.  4

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $44 / Share || All Debt L+325

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(43)	(80)	(68)	(52)	(39)	(29)
(-) Cash Taxes					(12)	(31)	(31)	(35)	(37)	(39)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(15)	(25)	(20)	(20)	(20)	(20)
Levered Free Cash Flow					$ 26	$ 115	$ 143	$ 159	$ 171	$ 182
% Conversion					*15.6 %*	*32.8 %*	*41.8 %*	*46.0 %*	*49.3 %*	*52.0 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,519	$ 1,493	$ 1,378	$ 1,085	$ 776	$ 604	$ 423
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,419	$ 1,393	$ 1,278	$ 985	$ 676	$ 504	$ 323
Gross Leverage	*4.8 x*	*4.5 x*	*3.9 x*	*3.2 x*	*2.2 x*	*1.7 x*	*1.2 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

7

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $44 / Share || All Debt L+450 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E  2020E  2021E  2022E  2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (53)  (103)  (100)  (97)  (93)  (89)      (-) Cash Taxes            (9)  (20)  (15)  (15)  (15)  (15)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (15)  (30)  (30)  (30)  (30)  (30)      Levered Free Cash Flow            $ 17  $ 5  $ 55  $ 69  $ 74  $ 78      % Conversion           PF   10.3%  1.5%  17.7%  21.7%  23.3%  24.5 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,519  $ 1,502  $ 1,497  $ 1,442  $ 1,373  $ 1,299  $ 1,221      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 1,419  $ 1,402  $ 1,397  $ 1,342  $ 1,273  $ 1,199  $ 1,121      Gross Leverage          4.8 x  4.6 x  4.5 x  4.6 x  4.3 x  4.1 x  3.8 x      Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $75mm fees and expenses.  4

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs | INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $44 / Share || All Debt L+450

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(53)	(99)	(85)	(66)	(51)	(40)
(-) Cash Taxes					(10)	(26)	(26)	(31)	(34)	(36)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(15)	(25)	(20)	(20)	(20)	(20)
Levered Free Cash Flow					$ 18	$ 101	$ 130	$ 149	$ 162	$ 174
% Conversion					*11.3 %*	*28.9 %*	*38.1 %*	*42.9 %*	*46.7 %*	*49.7 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,519	$ 1,500	$ 1,399	$ 1,119	$ 820	$ 658	$ 484
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,419	$ 1,400	$ 1,299	$ 1,019	$ 720	$ 558	$ 384
Gross Leverage	*4.8 x*	*4.6 x*	*4.0 x*	*3.3 x*	*2.4 x*	*1.9 x*	*1.4 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

9

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $44 / Share || $500mm Equity Investment || Debt L+325 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E 2020E 2021E 2022E 2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (29)  (55)  (51)  (47)  (41)  (35)      (-) Cash Taxes            (15)  (32)  (27)  (28)  (29)  (29)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (18)  (35)  (35)  (35)  (35)  (35)      Levered Free Cash Flow            $ 32  $ 35  $ 86  $ 101  $ 107  $ 113      % Conversion           PF   19.6%  10.7%  27.7%  31.9%  33.8%  35.3 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,034  $ 1,002  $ 967  $ 880  $ 779  $ 672  $ 559      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 934  $ 902  $ 867  $ 780  $ 679  $ 572  $ 459      Gross Leverage          3.3 x  3.1 x  2.9 x  2.8 x  2.5 x  2.1 x  1.7 x      10

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $44 / Share || $500mm Equity Investment || Debt L+325

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(29)	(52)	(39)	(21)	(7)	0
(-) Cash Taxes					(16)	(38)	(38)	(43)	(45)	(46)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(18)	(29)	(23)	(23)	(23)	(23)
Levered Free Cash Flow					$ 34	$ 132	$ 161	$ 178	$ 192	$ 200
% Conversion					*20.5 %*	*37.6 %*	*47.2 %*	*51.6 %*	*55.2 %*	*57.2 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,034	$ 1,000	$ 868	$ 557	$ 228	$ 37	$ 1
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(265)
Net Debt	$ 934	$ 900	$ 768	$ 457	$ 128	$(63)	$(264)
Gross Leverage	*3.3 x*	*3.0 x*	*2.5 x*	*1.6 x*	*0.7 x*	*0.1 x*	*0.0 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $90mm fees and expenses.

11

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $44 / Share || $500mm Equity Investment || Debt L+450 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E 2020E 2021E 2022E 2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (35)  (68)  (64)  (59)  (53)  (46)      (-) Cash Taxes            (14)  (29)  (24)  (25)  (26)  (26)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (18)  (35)  (35)  (35)  (35)  (35)      Levered Free Cash Flow            $ 27  $ 26  $ 77  $ 92  $ 99  $ 105      % Conversion           PF   16.7%  7.8%  24.6%  29.0%  31.1%  32.8 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,034  $ 1,007  $ 981  $ 904  $ 812  $ 714  $ 609      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 934  $ 907  $ 881  $ 804  $ 712  $ 614  $ 509      Gross Leverage          3.3 x  3.1 x  3.0 x  2.9 x  2.6 x  2.2 x  1.9 x      12

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $44 / Share || $500mm Equity Investment || Debt L+450
($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(35)	(64)	(49)	(28)	(10)	(1)
(-) Cash Taxes					(14)	(35)	(36)	(41)	(45)	(46)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(18)	(29)	(23)	(23)	(23)	(23)
Levered Free Cash Flow					$ 29	$ 123	$ 154	$ 174	$ 189	$ 199
% Conversion					*17.6 %*	*35.0 %*	*45.0 %*	*50.2 %*	*54.4 %*	*56.9 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,034	$ 1,005	$ 882	$ 578	$ 255	$ 65	$ 1
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(235)
Net Debt	$ 934	$ 905	$ 782	$ 478	$ 155	$(35)	$(234)
Gross Leverage	*3.3 x*	*3.1 x*	*2.5 x*	*1.7 x*	*0.7 x*	*0.2 x*	*0.0 x*

Note: Assumes ISC purchase price of $44 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $90mm fees and expenses.

13

 STRICTLY PRIVATE & CONFIDENTIAL  Appendix A:  Analysis at $45 / Share

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Baseline Case || $45 / Share || All Debt L+325

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 326	$ 345	$ 368	$ 401	$ 426	$ 438	$ 450	6.6 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*22.3 %*	*23.1 %*	*24.0 %*	*25.0 %*	*25.5 %*	*25.2 %*	*24.9 %*	

Free Cash Flow				H1 2019E	H2 2019E					
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$173	$173	$ 368	$ 401	$ 426	$ 438	$ 450
(-) Net Interest Expense					(44)	(82)	(75)	(67)	(57)	(46)
(-) Cash Taxes					(14)	(34)	(43)	(50)	(54)	(58)
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(118)	(112)	(105)	(105)	(107)
(-) Dividends					(15)	(30)	(30)	(30)	(30)	(30)
Levered Free Cash Flow					$ 32	$ 104	$ 141	$ 174	$ 192	$ 209
% Conversion					*18.3 %*	*28.2 %*	*35.2 %*	*40.9 %*	*43.9 %*	*46.5 %*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,547	$ 1,515	$ 1,412	$ 1,270	$ 1,096	$ 904	$ 694
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,447	$ 1,415	$ 1,312	$ 1,170	$ 996	$ 804	$ 594
Gross Leverage	*4.7 x*	*4.4 x*	*3.8 x*	*3.2 x*	*2.6 x*	*2.1 x*	*1.5 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

Analysis at $45 / Share

15

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

Financial Profile

INVESTMENT BANKING DIVISION

Baseline Case || $45 / Share || All Debt L+450
($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 326	$ 345	$ 368	$ 401	$ 426	$ 438	$ 450	6.6 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*22.3 %*	*23.1 %*	*24.0 %*	*25.0 %*	*25.5 %*	*25.2 %*	*24.9 %*	

Free Cash Flow				H1 2019E	H2 2019E					
Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$173	$173	$ 368	$ 401	$ 426	$ 438	$ 450
(-) Net Interest Expense					(54)	(101)	(93)	(84)	(74)	(61)
(-) Cash Taxes					(11)	(29)	(38)	(45)	(50)	(54)
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(118)	(112)	(105)	(105)	(107)
(-) Dividends					(15)	(30)	(30)	(30)	(30)	(30)
Levered Free Cash Flow					$ 24	$ 90	$ 127	$ 161	$ 180	$ 198
% Conversion					*14.2 %*	*24.3 %*	*31.7 %*	*37.9 %*	*41.1 %*	*44.1 %*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,547	$ 1,523	$ 1,433	$ 1,306	$ 1,144	$ 964	$ 766
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,447	$ 1,423	$ 1,333	$ 1,206	$ 1,044	$ 864	$ 666
Gross Leverage	*4.7 x*	*4.4 x*	*3.9 x*	*3.3 x*	*2.7 x*	*2.2 x*	*1.7 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

Analysis at $45 / Share

16

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $45 / Share || All Debt L+325 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E  2020E  2021E  2022E  2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (44)  (85)  (82)  (79)  (75)  (71)      (-) Cash Taxes            (11)  (24)  (19)  (20)  (20)  (20)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (15)  (30)  (30)  (30)  (30)  (30)      Levered Free Cash Flow            $ 23  $ 18  $ 69  $ 82  $ 87  $ 92      % Conversion           PF   14.3%  5.5%  22.0%  25.9%  27.5%  28.7 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,547  $ 1,524  $ 1,506  $ 1,437  $ 1,355  $ 1,268  $ 1,176      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 1,447  $ 1,424  $ 1,406  $ 1,337  $ 1,255  $ 1,168  $ 1,076      Gross Leverage          4.9 x  4.7 x  4.6 x  4.6 x  4.3 x  4.0 x  3.7 x      Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $75mm fees and expenses.  Analysis at $45 / Share  17

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs | INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $45 / Share || All Debt L+325

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(44)	(82)	(70)	(54)	(41)	(32)
(-) Cash Taxes					(12)	(30)	(30)	(34)	(37)	(38)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(15)	(25)	(20)	(20)	(20)	(20)
Levered Free Cash Flow					$ 25	$ 114	$ 142	$ 158	$ 170	$ 180
% Conversion					*15.2 %*	*32.5 %*	*41.5 %*	*45.6 %*	*48.9 %*	*51.5 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,547	$ 1,522	$ 1,408	$ 1,116	$ 809	$ 639	$ 459
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,447	$ 1,422	$ 1,308	$ 1,016	$ 709	$ 539	$ 359
Gross Leverage	*4.9 x*	*4.6 x*	*4.0 x*	*3.3 x*	*2.3 x*	*1.8 x*	*1.3 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

Analysis at $45 / Share

18

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $45 / Share || All Debt L+450 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E  2020E  2021E  2022E  2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (54)  (105)  (103)  (100)  (96)  (92)      (-) Cash Taxes            (9)  (19)  (14)  (15)  (15)  (15)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (15)  (30)  (30)  (30)  (30)  (30)      Levered Free Cash Flow            $ 16  $ 3  $ 54  $ 67  $ 72  $ 76      % Conversion           PF   9.8%  1.0%  17.2%  21.1%  22.7%  23.9 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,547  $ 1,531  $ 1,528  $ 1,474  $ 1,407  $ 1,335  $ 1,259      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 1,447  $ 1,431  $ 1,428  $ 1,374  $ 1,307  $ 1,235  $ 1,159      Gross Leverage          4.9 x  4.7 x  4.6 x  4.7 x  4.5 x  4.2 x  3.9 x      Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $75mm fees and expenses.  Analysis at $45 / Share  19

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $45 / Share || All Debt L+450

($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(54)	(101)	(88)	(69)	(54)	(43)
(-) Cash Taxes					(9)	(25)	(26)	(31)	(33)	(35)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(15)	(25)	(20)	(20)	(20)	(20)
Levered Free Cash Flow					$ 18	$ 100	$ 129	$ 147	$ 161	$ 172
% Conversion					*10.8 %*	*28.4 %*	*37.6 %*	*42.4 %*	*46.2 %*	*49.2 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,547	$ 1,529	$ 1,430	$ 1,151	$ 854	$ 694	$ 522
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(100)
Net Debt	$ 1,447	$ 1,429	$ 1,330	$ 1,051	$ 754	$ 594	$ 422
Gross Leverage	*4.9 x*	*4.7 x*	*4.1 x*	*3.4 x*	*2.5 x*	*2.0 x*	*1.5 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $75mm fees and expenses.

Analysis at $45 / Share

20

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $45 / Share || $500mm Equity Investment || Debt L+325 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E 2020E 2021E 2022E 2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (30)  (57)  (53)  (48)  (43)  (38)      (-) Cash Taxes            (15)  (32)  (27)  (28)  (28)  (29)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (18)  (35)  (35)  (35)  (35)  (35)      Levered Free Cash Flow            $ 31  $ 34  $ 85  $ 99  $ 106  $ 111      % Conversion           PF   19.2%  10.3%  27.2%  31.4%  33.3%  34.8 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,062  $ 1,031  $ 997  $ 912  $ 813  $ 707  $ 595      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 962  $ 931  $ 897  $ 812  $ 713  $ 607  $ 495      Gross Leverage          3.4 x  3.2 x  3.0 x  2.9 x  2.6 x  2.2 x  1.9 x      Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $90mm fees and expenses.  Analysis at $45 / Share  21

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

Financial Profile

INVESTMENT BANKING DIVISION

Sensitivity Case || $45 / Share || $500mm Equity Investment || Debt L+325
($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(30)	(54)	(41)	(23)	(9)	(1)
(-) Cash Taxes					(16)	(38)	(38)	(42)	(45)	(46)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(18)	(29)	(23)	(23)	(23)	(23)
Levered Free Cash Flow					$ 33	$ 130	$ 160	$ 177	$ 190	$ 199
% Conversion					*20.1 %*	*37.3 %*	*46.8 %*	*51.2 %*	*54.8 %*	*57.0 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,062	$ 1,029	$ 899	$ 589	$ 262	$ 71	$ 1
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(229)
Net Debt	$ 962	$ 929	$ 799	$ 489	$ 162	$(29)	$(228)
Gross Leverage	*3.3 x*	*3.1 x*	*2.6 x*	*1.7 x*	*0.8 x*	*0.2 x*	*0.0 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $90mm fees and expenses.

Analysis at $45 / Share

22

                                                     STRICTLY PRIVATE & CONFIDENTIAL  Financial Profile  Downside Case || $45 / Share || $500mm Equity Investment || Debt L+450 ($ in millions) PF 2016A 2017A 2018E (30-Jun-2019) 2019E 2020E 2021E 2022E 2023E  2024E   '18E - '24E     Downside Adj. EBITDA (excl. Synergies)  $ 333    $ 323  $ 307  $ 315  $ 323  $ 330  $ 312  $ 316  $ 318  $ 320    0.7%  % Margin  23.3%    22.7%  21.4%  21.7%  21.9%  21.8%  20.0%  19.8%  19.2%  18.6 %      Free Cash Flow H1 2019E H2 2019E                             Baseline Adj. EBITDA (incl. Synergies)    $ 333  $ 323  $ 307  $ 173  $ 173  $ 368  $ 401  $ 426  $ 438  $ 450      (-) Synergies          (3)  (3)  (20)  (30)  (30)  (30)  (30)      (-) (5.0)% ISC Admissions Decline          (3)  (3)  (11)  (16)  (20)  (25)  (29)      (-) (5.0)% ISC Food, Bev & Merch Decline          (0)  (0)  (1)  (2)  (2)  (2)  (3)      (-) 5.0 % Increase of TV $ to Teams          0  0  0  (22)  (23)  (24)  (25)      (-) (2.0)% NASCAR Sponsorship Revenue De  cline        (6)  (6)  (6)  (20)  (35)  (40)  (44)      Downside Adj. EBITDA (excl. Synergies)    $ 333  $ 323  $ 307  $162  $162  $ 330  $ 312  $ 316  $ 318  $ 320      (-) Net Interest Expense            (37)  (70)  (66)  (61)  (55)  (49)      (-) Cash Taxes            (13)  (28)  (23)  (25)  (25)  (26)      (-) Capital Expenditures  (153)    (160)  (170)  (68)  (68)  (173)  (112)  (105)  (105)  (107)      (-) Dividends            (18)  (35)  (35)  (35)  (35)  (35)      Levered Free Cash Flow            $ 26  $ 24  $ 75  $ 90  $ 97  $ 103      % Conversion           PF   16.2%  7.3%  24.1%  28.5%  30.5%  32.2 %      Balance Sheet          (30-Jun-19)  2019E  2020E  2021E  2022E  2023E  2024E      Total Debt          $ 1,062  $ 1,036  $ 1,012  $ 937  $ 847  $ 750  $ 647      (-) Cash and Cash Equivalents          (100)  (100)  (100)  (100)  (100)  (100)  (100)      Net Debt          $ 962  $ 936  $ 912  $ 837  $ 747  $ 650  $ 547      Gross Leverage          3.4 x  3.2 x  3.1 x  3.0 x  2.7 x  2.4 x  2.0 x      Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite’s FY2018 10K); assumes restricted stock awards of 367,895 per Ignite’s FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash).Assumes $100mm in minimum cash and $90mm fees and expenses.  Analysis at $45 / Share  23

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Financial Profile

Sensitivity Case || $45 / Share || $500mm Equity Investment || Debt L+450
($ in millions)

	2016A	2017A	2018E	PF (30-Jun-2019)	2019E	2020E	2021E	2022E	2023E	2024E	'18E - '24E
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$ 318	$ 328	$ 350	$ 342	$ 346	$ 348	$ 350	2.2 %
% Margin	*23.3 %*	*22.7 %*	*21.4 %*	*21.8 %*	*22.2 %*	*23.1 %*	*22.0 %*	*21.6 %*	*21.0 %*	*20.4 %*	

Free Cash Flow	2016A	2017A	2018E	H1 2019E	H2 2019E	2020E	2021E	2022E	2023E	2024E
Downside Adj. EBITDA (excl. Synergies)	$ 333	$ 323	$ 307	$ 162	$ 162	$ 330	$ 312	$ 316	$ 318	$ 320
(+) Synergies				3	3	20	30	30	30	30
Downside Adj. EBITDA (incl. Synergies)	$ 333	$ 323	$ 307	$164	$164	$ 350	$ 342	$ 346	$ 348	$ 350
(-) Net Interest Expense					(36)	(66)	(51)	(30)	(13)	(3)
(-) Cash Taxes					(14)	(34)	(35)	(41)	(44)	(46)
(-) Change in NWC	(7)	29	0	0	0	0	0	0	0	0
(-) Capital Expenditures	(153)	(160)	(170)	(68)	(68)	(99)	(80)	(80)	(80)	(80)
(-) Dividends					(18)	(29)	(23)	(23)	(23)	(23)
Levered Free Cash Flow					$ 28	$ 121	$ 152	$ 172	$ 187	$ 198
% Conversion					*17.1 %*	*34.6 %*	*44.5 %*	*49.7 %*	*53.9 %*	*56.6 %*
Net Proceeds from Asset Sales					*$ 0*	*$ 0*	*$ 150*	*$ 250*	*$ 0*	*$ 0*

Balance Sheet	PF (30-Jun-19)	2019E	2020E	2021E	2022E	2023E	2024E
Total Debt	$ 1,062	$ 1,034	$ 913	$ 611	$ 289	$ 102	$ 1
(-) Cash and Cash Equivalents	(100)	(100)	(100)	(100)	(100)	(100)	(198)
Net Debt	$ 962	$ 934	$ 813	$ 511	$ 189	$ 2	$(197)
Gross Leverage	*3.3 x*	*3.2 x*	*2.6 x*	*1.8 x*	*0.8 x*	*0.3 x*	*0.0 x*

Note: Assumes ISC purchase price of $45 / share. Assumes PF EBITDA includes cash distributions from equity investments (~30mm per year). Equity value based on fully diluted shares outstanding of 43,428,442 (consisting of 23,776,923 Class A shares, 19,644,069 Class B shares, and 18,792 options with a weighted-average strike price of $25.65 per Ignite's FY2018 10K); assumes restricted stock awards of 367,895 per Ignite's FY2018 10K are included in the basic share count and Family roll of 14,919,745 shares (which assumes buyout of 3,488,550 shares held by Brian France for cash). Assumes $100mm in minimum cash and $90mm fees and expenses.

Analysis at $45 / Share

24

 STRICTLY PRIVATE & CONFIDENTIAL  Appendix B:  Additional Analysis

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

Ignite Financial Performance Summary

FY 2019 Budgeted vs. FY 2019 Estimated Final

	2019 Budget	2019 Est. Final	$ Δ	% Δ
Revenues				
Admissions	$ 112,305	$ 109,798	$(2,507)	(2.2)%
Motorsports and other event related income	525,391	521,424	(3,967)	(0.8)%
Food, beverage and merchandise income	46,329	45,476	(853)	(1.8)%
Other income	21,875	21,601	(274)	(1.3)%
Total Revenues	**$ 705,900**	**$ 698,299**	**$(7,601)**	**(1.1)%**
Expenses				
Direct Expenses:				
NASCAR event management fees	$ 192,680	$ 192,687	$ 7	0.0 %
Motorsports and other event related expenses	137,926	136,501	(1,425)	(1.0)%
Food, beverage and merchandise expenses	35,019	34,504	(515)	(1.5)%
Other operating expenses	4,780	6,677	1,897	39.7 %
Total Direct Expenses	**$ 370,405**	**$ 370,369**	**$(36)**	**(0.0)%**
General and administrative expenses	$ 112,060	$ 111,703	$(357)	(0.3)%
Depreciation and amortization	111,815	112,235	420	0.4 %
Loss on Retirements of Long Lived Assets	0	1	1	NA
Total Expenses	**$ 594,280**	**$ 594,308**	**$ 28**	**0.0 %**
Operating Income	**$ 111,620**	**$ 103,991**	**$(7,629)**	**(6.8)%**
Interest income	$ 3,190	$ 4,833	$ 1,643	51.5 %
Interest expense	(14,524)	(14,527)	(3)	0.0 %
Other	0	17	17	NA
Equity in net income from equity investments	24,355	24,463	108	0.4 %
Income Before Income Taxes	**$ 124,641**	**$ 118,778**	**$(5,863)**	**(4.7)%**
Income taxes	$ 30,861	$ 29,457	$(1,404)	(4.5)%
Net income	**$ 93,780**	**$ 89,321**	**$(4,459)**	**(4.8)%**
Diluted earnings per share	**$ 2.17**	**$ 2.05**	**$(0.12)**	**(5.4)%**
Shares	43,195	43,468	273	0
Adjusted EBITDA	**$ 251,084**	**$ 243,878**	**$(7,206)**	**(2.9)%**
Cash Distribution	27,650	27,650	$ 0	0.0 %

Additional Analysis

26

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

Ignite Financial Performance Summary

2019 Q1 Budgeted vs. 2019 Q1 Estimated Final

INVESTMENT BANKING DIVISION

	Q1 2019 Budget	Q1 2019 Est. Final	$ Δ	% Δ
Revenues				
Admissions	$ 30,199	$ 29,317	$(882)	(2.9)%
Motorsports and other event related income	108,892	106,588	(2,304)	(2.1)%
Food, beverage and merchandise income	9,756	9,319	(437)	(4.5)%
Other income	4,903	5,205	302	6.2 %
Total Revenues	**$ 153,750**	**$ 150,429**	**$(3,321)**	**(2.2)%**
Expenses				
Direct Expenses:				
NASCAR event management fees	$ 30,898	$ 30,905	$ 7	0.0 %
Motorsports and other event related expenses	26,761	26,189	(572)	(2.1)%
Food, beverage and merchandise expenses	6,916	6,759	(157)	(2.3)%
Other operating expenses	1,244	1,855	611	49.1 %
Total Direct Expenses	**$ 65,819**	**$ 65,708**	**$(111)**	**(0.2)%**
General and administrative expenses	$ 27,113	$ 26,719	$(394)	(1.5)%
Depreciation and amortization	28,211	28,181	(30)	(0.1)%
Loss on Retirements of Long Lived Assets	0	1	1	NA
Total Expenses	**$ 121,143**	**$ 120,609**	**$(534)**	**(0.4)%**
Operating Income	**$ 32,607**	**$ 29,820**	**$(2,787)**	**(8.5)%**
Interest income	$ 728	$ 1,164	$ 436	59.9 %
Interest expense	(3,738)	(3,721)	17	(0.5)%
Other	0	17	17	NA
Equity in net income from equity investments	5,421	5,529	108	2.0 %
Income Before Income Taxes	**$ 35,018**	**$ 32,809**	**$(2,209)**	**(6.3)%**
Income taxes	$ 8,670	$ 8,137	$(533)	(6.1)%
Net income	**$ 26,348**	**$ 24,672**	**$(1,676)**	**(6.4)%**
Diluted earnings per share	**$ 0.61**	**$ 0.57**	**$(0.04)**	**(6.1)%**
Shares	43,537	43,427	(110)	(0.3)%
Adjusted EBITDA	**$ 66,968**	**$ 64,152**	**$(2,816)**	**(4.2)%**
Cash Distribution	6,150	6,150	0	0.0 %

Additional Analysis

27

STRICTLY PRIVATE & CONFIDENTIAL

Goldman Sachs

INVESTMENT BANKING DIVISION

ISC Summary of Attendance Growth

Summary

	2009A	2010A	2011A	2012A	2013A	2014A	2015A	2016A	2017A	2018A	2019B	'09A - '18A CAGR	'18A - '19B CAGR
Admissions Dollars													
Total NASCAR	$ 164,705	$ 135,798	$ 130,350	$ 121,963	$ 113,923	$ 112,952	$ 114,556	$ 107,684	$ 104,845	$ 93,519	$ 96,547	(6.1)%	3.2 %
% of Total	94.5 %	95.1 %	96.7 %	95.7 %	95.3 %	94.8 %	95.1 %	93.8 %	93.8 %	93.2 %	94.7 %		
% YOY Growth		(17.6)%	(4.0)%	(6.4)%	(6.6)%	(0.9)%	1.4 %	(6.0)%	(2.6)%	(10.8)%	3.2 %		
Total ISC Admissions	$ 174,261	$ 142,869	$ 134,785	$ 127,421	$ 119,548	$ 119,088	$ 120,483	$ 114,859	$ 111,723	$ 100,366	$ 101,993	(5.9)%	1.6 %
% YOY Growth		(18.0)%	(5.7)%	(5.5)%	(6.2)%	(0.4)%	1.2 %	(4.7)%	(2.7)%	(10.2)%	1.6 %		
Attendance													
Total NASCAR	2,091,510	1,870,177	1,806,505	1,711,882	1,631,097	1,594,668	1,592,019	1,426,999	1,370,639	1,217,970	1,235,660	(5.8)%	1.5 %
% of Total	88.8 %	90.9 %	93.4 %	91.1 %	90.1 %	90.8 %	90.9 %	89.4 %	89.6 %	88.8 %	88.9 %		
% YOY Growth		(10.6)%	(3.4)%	(5.2)%	(1.6)%	(2.2)%	(0.2)%	(10.4)%	(3.9)%	(11.1)%	1.5 %		
Total ISC Admissions	2,355,394	2,056,365	1,933,901	1,879,652	1,809,378	1,756,813	1,752,309	1,596,833	1,529,177	1,371,003	1,389,189	(5.8)%	1.3 %
% YOY Growth		(12.7)%	(6.0)%	(2.8)%	(3.7)%	(2.9)%	(0.3)%	(8.9)%	(4.2)%	(10.3)%	1.3 %		
Weighted Average Ticket Price													
Total NASCAR	$ 79	$ 73	$ 72	$ 71	$ 70	$ 71	$ 72	$ 75	$ 76	$ 77	$ 78	(0.3)%	1.8 %
% YOY Growth	0.0 %	(7.8)%	(0.6)%	(1.3)%	(2.0)%	1.4 %	1.6 %	4.9 %	1.4 %	0.4 %	1.8 %		
Total ISC Admissions	$ 74	$ 69	$ 70	$ 68	$ 66	$ 68	$ 69	$ 72	$ 73	$ 73	$ 73	(0.1)%	0.3 %
% YOY Growth		(6.1)%	0.3 %	(2.7)%	(2.5)%	2.6 %	1.4 %	4.6 %	1.6 %	0.2 %	0.3 %		

Additional Analysis

28